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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
          Date of Report (Date of earliest event reported) May 7, 2004
                                                           -----------

                           DUTCHFORK BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-30483                 57-1094236
      --------                       ---------               ----------
(State or other jurisdiction of     (Commission             (IRS Employer
      incorporation)                File Number)            Identification No.)

                1735 Wilson Road, Newberry, South Carolina 29108
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (803) 321-3200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1  Press Release Dated May 7, 2004

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION
          --------------------------------------------

      On May 7, 2004, DutchFork Bancshares, Inc. announced its financial results for the quarter ended March 31, 2004. The press release announcing the financial results for the quarter ended March 31, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DUTCHFORK BANCSHARES, INC.


Dated: May 10, 2004                   By: /s/ J. Thomas Johnson
                                          --------------------------------------
                                          J. Thomas Johnson
                                          President and Chief Executive Officer